EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 30, 2025 by and among TRISALUS OPERATING LIFE SCIENCES, INC., a Delaware corporation (the “Borrower”), TRISALUS LIFE SCIENCES, INC., a Delaware corporation (the “Parent”), the Lenders party hereto (the “Lenders”) and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as administrative agent for the Lenders (in such capacity, and together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).
WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of April 30, 2024 (as amended by that First Amendment to Credit Agreement and Registration Rights Agreement, dated as of March 20, 2025, and that Waiver, dated as of March 31, 2025, and as otherwise amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by the Borrower, the Parent and the Lenders and acknowledged by the Administrative Agent; and
WHEREAS, the Borrower, the Parent and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2. Amendment.
(a) Section 7.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Evidence that on or prior to October 31, 2025, Global Biolink Ltd has been dissolved;”.
(b) Section 8.6 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (f) thereof, inserting the word “and” at the end of clause (g) thereof and inserting a new clause (h) immediately after clause (g) thereof, as follows:
“(h) cashless exchanges of the Series A Preferred Stock of the Parent outstanding as of the Closing Date solely for common stock of the Parent, accelerated payment of dividends payable solely in common stock of the Parent on the Series A Preferred Stock so exchanged, and cash payments made by the Parent in lieu of fractional shares in connection with the foregoing cashless exchanges and dividends.”

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon: (i) receipt by the Lenders, the Administrative Agent, the Borrower and the Parent of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent, the Borrower and the Parent and (ii) receipt by the Lenders, for their own account, on a pro rata basis in accordance with their respective Applicable Percentages, of a fee in an aggregate amount equal to $20,000.00.
4. Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
5. Representations and Warranties. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders, as of the effective date of this Amendment, as follows:
(a) The representations and warranties of the Parent, the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(b) No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
7. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE PARENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:

(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b) FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d) COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e) REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f) ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.
8. Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
9. Agent Authorization. Each of the Lenders party hereto, constituting all of the Lenders, hereby authorizes and directs the Administrative Agent to execute and deliver the acknowledgment to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TRISALUS OPERATING LIFE SCIENCES, INC.,
as the Borrower

By:	/s/ Mary Szela
Name:	Mary Szela
Title:	Chief Executive Officer

TRISALUS LIFE SCIENCES, INC.,
as the Parent

By:	/s/ Mary Szela
Name:	Mary Szela
Title:	Chief Executive Officer

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP,
as a Lender

By:	OrbiMed ROF IV LLC,
its General Partner

	By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP,
as a Lender

By:	OrbiMed ROF IV LLC,
its General Partner

	By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member

ACKNOWLEDGED BY:

ORBIMED ROYALTY & CREDIT
OPPORTUNITIES IV, LP
as the Administrative Agent

By:	OrbiMed ROF IV LLC,
its General Partner

	By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member